                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A
                                   AMENDMENT 2

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 21, 2000


                              GREENHOLD GROUP, INC.
             (Exact name of Registrant as specified in its charter)

                                    000-29707
                             Commission File Number

         Florida                                             65-0910697
(State or other jurisdiction of                           (I.R.S. Employer
 incorporation or organization)                          Identification No.)

         1995 E. Oakland Park Boulevard                         33306
         Suite 350                                            (Zip Code)
         Oakland Park, FL
(Address of principal executive offices)

                      Registrant's telephone number: (954)564-0006
                        --------------------------------

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

         On December 21, 2000, pursuant to the closing date set forth in the Stock Purchase Agreement (attached as Exhibit 1.1) dated as of November 6, 2000 (the "Agreement"), between sole shareholder, Merit First, Inc. ("Seller" or "Merit"), and John D. Harris, Dana M. Gallup, George Papapostolou, and Ray Bolouri ("Purchasers"), Seller sold 2,700,000 shares of its 3,000,000 shares of common stock of Greenhold Group, Inc. ("Company" or "Greenhold") to Purchasers, resulting in Purchasers becoming the majority shareholders by acquisition of 90% of the shares.

         The consideration for the 2.7 million shares of common stock was cash in the amount of $125,000. In anticipation of execution of the Agreement and in conjunction with the terms of the Agreement, the resignations of President and Director Vicki J. Lavache and Director John O'Keefe, Jr. were tendered and became effective December 21, 2000. Purchasers immediately appointed John D. Harris ("Harris") as Director, President and Secretary-Treasurer.

         As sole Director, Harris issued an additional 300,000 shares of stock to Ray Bolouri. Therefore, following final execution of the Stock Purchase Agreement and the above-mentioned stock issue to Mr. Bolouri, on December 21, 2000 the shareholders of Greenhold Group, Inc. were as follows:

         Shareholder                                     Shares
         -----------                                     ------

         Merit First, Inc.                                300,000
         John D. Harris                                 1,000,000
         Dana M. Gallup                                 1,000,000
         George Papaostolou                               500,000
         Ray Bolouri                                      500,000

Item 2. ACQUISITION OR DISPOSITION OF ASSETS

         Concurrent with the transfer of ownership to Purchasers, the Company acquired w5h, Inc. ("w5h") in a voluntary share exchange by issuing 1,985,000 shares of common stock to the 29 shareholders of w5h, Inc. in exchange for their combined 4,962,500 million shares of w5h (at rate of .40 share of Greenhold for each share of w5h). Greenhold shareholders Harris, Gallup and Papapostolou and/or persons related to them were also shareholders of w5h, owning collectively less than 25% of w5h. (See Exhibit 1.2)

         Greenhold is now devoting its efforts to adopting and expanding upon the objectives of w5h which is to offer proprietary and entertainment content to the public over the Internet. Greenhold will become a part of the broadband and mass storage revolution using Internet Service Providers ("ISPs") as portals for last-mile broadband delivery of its content. A "client" will be a person needing proprietary and entertainment




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content who will log onto the Company website and with the assistance of Company client search-assistants will be able to search our databases for the information they need. The Company will obtain data from the world's largest manufacturers and then will recruit expert-anchors, most often retirees who are familiar with the manufacturers' products. The goal of the Company is to acquire ISPs, web designers and other related Internet businesses to add value in the form of assets and growth potential to Greenhold.

         Concurrent with the execution of the Stock Purchase Agreement and resultant change in control of Greenhold Group, Inc., the following transactions were finalized by the new management on December 21, 2000 (effective December 31, 2000):

         By Share Offer and Lockup Agreement, Greenhold acquired Online Services of Miami, Inc.("Miami"),a Florida corporation, an existing Point of Presence ("POP") operation. As a result of this transaction, Miami became a wholly-owned subsidiary of Greenhold. This ISP locale consists of 300 subscribers valued at $500 each. The Company issued 200,000 shares to the Miami shareholders. It should be noted that Greenhold shareholders Harris and Papapostolou were also shareholders in Miami and received 100,000 shares each in the transaction. (See
Exhibit 2.1)

         By Share Offer and Lockup Agreement, Greenhold acquired Naples & Port Charlotte POP, Inc. ("Naples"),a Florida corporation, an existing POP operation. As a result of this transaction, Naples became a wholly-owned subsidiary of Greenhold. This ISP locale consists of 500 subscribers valued at $500 each. The Company issued 500,000 shares to Naples shareholders. It should be noted that Greeenhold shareholders Harris and Papapostolou were also shareholders in Naples and received 125,000 shares each in the transaction. (See Exhibit 2.2)

         By Share Offer and Lockup Agreement and Consent, Greenhold purchased shares of Online Services USA, Inc.("OnlineUSA"),a Florida corporation, an existing ISP operation consisting of 2,000 subscribers valued at $500 each. The Company issued 1,294,040 shares to OnlineUSA shareholders to gain ownership of 72% of the shares of OnlineUSA and making OnlineUSA a partially-owned subsidiary of Greenhold. Greenhold shareholders Harris, Gallup and Papapostolou and persons related to them received shares amounting to approximately 57% of the 1,294,040 issued in the transaction. (See Exhibit 2.3)

         By Share Offer and Lockup Agreement and Consent, Greenhold purchased 72% of the shares of the Florida corporation DNT (TECH), INC. ("DNT"), a Florida corporation, in a stock-for-stock agreement. DNT, an Internet systems service company, became a partially-owned subsidiary (72%) of Greenhold Group, Inc. upon the issue of 96,000 shares of Greenhold stock. (See Exhibit 2.4)



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         By Share Offer and Lockup Agreement and Consent, Greenhold purchased
Nexgen Productions, Inc., ("Nexgen"), a Florida corporation, an existing Web design and hosting company. The Company issued 300,000 shares to Nexgen shareholders making Nexgen a wholly-owned subsidiary of Greenhold. (See Exhibit 2.5)

         By Subscriber Purchase and Lockup Agreement and Consent, Greenhold purchased assets of USSnet, Inc., ("USS"),a Florida corporation, an existing ISP. The Company paid USS $50,000 on December 21, 2000 and will pay an additional $50,000 on January 30, 2001 and has issued 850,000 shares to USS for 1800 subscribers. (See Exhibit 2.6)

DESCRIPTION OF BUSINESS

Greenhold Group, Inc. ("Greenhold") was incorporated in the state of Florida on March 22, 1999 and became a registered public company, qualifying as a "blank check company" on April 23, 2000 following a 10-SB Registration with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934. On December 21, 2000 (effective December 31, 2000) Greenhold entered into a voluntary share exchange with w5h, Inc. and adopted the goals of w5h to offer proprietary and entertainment content to the public over the Internet. Toward that end, concurrent with the w5h transaction on December 21, 2000 (effective December 31, 2000), the Company acquired assets and subsidiaries as described in
Item 2 above.

PLAN OF OPERATION

The above-detailed purchases and acquisitions are part of the implementation of Greenhold's plan and objective to offer proprietary and entertainment content to the public over the Internet, thereby becoming a Proprietary Content Provider. Greenhold's goal is to acquire ISPs, web designers and other related Internet businesses to add value in the form of assets and growth potential to Greenhold.

Operations

Greenhold's operations consist primarily of: (1) acquiring the subscriber base,
(2) overseeing and coordinating the efforts of its subsidiaries, both present and future (see "Subsidiaries" below), and (3) acquiring the proprietary content in order to offer it to dial-up subscribers by mid-2002.

The Company intends to file a Form SB-2 Registration Statement with the Securities and Exchange Commission to register an offering of 1,000,000 shares of common stock at $1.00 a share. It is anticipated the filing will be submitted in April 2001. The Company intends to use the proceeds of the offering to carry out its operations and to make additional acquisitions of subscribers. The Company will allocate approximately 79% of the proceeds to acquisitions, 20% to day-to-day operations, and 1%




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for offering costs. At completion of the offering the Company anticipates it will have sufficient funds to operate for the next twelve months.

The Company does not intend to participate in any product research and development, make any purchase or sale of plant or equipment, and expects no significant changes in the number of employees in the next twelve months.

As a Proprietary Content Provider, Greenhold will rely heavily on its subscriber base. Therefore, management plans to use a substantial portion of the proceeds of the proposed offering to acquire an additional 15,000 dial-up subscribers. It is anticipated that these acquisitions will be completed by October 31, 2001.

Dial-up Subscribers and ISP Service

The acquisition of dial-up and DSL subscribers of uss.net, Galaxy Online, Inc., and Worldwide Internet, Inc. brings the total of (Greenhold) dial-up and DSL subscribers to 6500. Online ServicesUSA will provide ISP services to all dial-up subscribers regardless of geographic location through its specially developed "virtual ISP". A Sales Access call center has been set up and staffed by Online ServicesUSA at Greenhold providing service in English, Spanish, French, German and Greek. Greenhold expects to have approximately 21,000 dial-up subscribers by the end of this first acquisition phase on or about October 31, 2001.

Subsidiaries

Each subsidiary will provide its own operating capital and may individually borrow commercially for its operating capital needs.

WHOLLY-OWNED SUBSIDIARIES

Online Services of Miami, Inc. ("Miami"). A Florida corporation. Acquired on December 21, 2000 (effective December 31, 2000). An existing Point of Presence ("POP") operation Internet Service Provider ("ISP") locale consisting of 300 dial-up subscribers.

Naples and Port Charlotte POP, Inc. ("Naples"). A Florida corporation. Acquired on December 21, 2000 (effective December 31, 2000). An existing POP operation, ISP locale, consisting of 500 dial-up subscribers.

Nexgen Productions, Inc. ("Nexgen"). A Florida corporation. Acquired on December 21, 2000 (effective December 31, 2000). An existing Web design and hosting company.





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PARTIALLY-OWNED SUBSIDIARIES

Online Services USA, Inc. ("OnlineUSA"). A Florida corporation. Acquired 72% of shares on December 21, 2000 (effective December 31, 2000). An existing ISP with 2,000 dial-up subscribers.

DNT(TECH), Inc. ("DNT"). A Florida corporation. Acquired 72% of shares on December 21, 2000 (effective December 31, 2000). An internet systems service company.

The Service, Distribution and Sales Tactics

Greenhold intends to provide unique service by attaining critical mass and sharing it with the public. The idea is that our service becomes a necessary tool. Links to proprietary content owners will drive the client to our site, proving highly beneficial to the content-provider owner. Greenhold's site will be organized by manufacturer portal and stabilized search responses based on who, what, where, why, when and how questions, so an intelligent search can provide the client with information gained by accurate information-targeting in ways not previously possible. Strategic relations with major search engines will provide a direct link to our portals and will comprise the first level of distribution. Additional distribution through the packaging of products, brick-and-mortar sites, and tags with product advertisements by manufacturers will round out the approach.

Advertising and Promotion

In addition to print advertisements in various journals and newspapers, Greenhold plans to mount an aggressive public relations campaign to spread the message of the uniqueness of the Proprietary Content Provider concept and that we have amassed information and tied it to experts who understand the product and information and can assist the general public in gaining access to this content via the Internet.

Employees

The company currently has one full-time employee, the President, and one part-time employee, an executive administrator who is shared with Dana M. Gallup, Esq. During the next twelve months Greenhold will add two executive positions. A Chief Financial Officer will be hired in the last quarter of 2001 and an Acquisitions Officer will be hired in the second quarter of 2001. Early in 2002, as the Proprietary Content is developed, it is expected a staff of about 30 employees will be assembled to begin the program.

Competition

The company faces good strong competition from companies that are also in the process of acquiring dial-up subscribers from smaller ISPs. However, management believes these companies do not have the expertise to handle technically the next phase of providing



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Internet access. The company believes that no one has developed, acquired, or understands the concept of the Proprietary Content the company plans to offer as "last-mile" deliverable product.

Government Regulation

The company is not directly regulated by any particular regulation but fully expects there to be regulation developed to manage the Internet by various authorities at all levels of government.

DESCRIPTION OF PROPERTY

The Company does not own any real property and does not intend to make any such acquisitions in the near future.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         a) The following table sets forth information as of February 28, 2001 with respect to the beneficial ownership of shares of Common Stock by each person known by the Company to be the owner of more than 5% of the outstanding shares of Common Stock.

                                             Shares
                                             Beneficially       Percent
Name and Address of Beneficial Owner         Owned              of Class
------------------------------------         ------------       --------

John D. Harris
1995 E. Oakland Park Boulevard                 1,538,124          18%
Suite 350
Ft. Lauderdale, FL  33306

Dana M. Gallup
1995 E. Oakland Park Boulevard                 1,355,578          16%
Suite 350
Ft. Lauderdale, FL  33306

George Papapostolou
1342 Colonial Blvd., Suite 17                    912,851          11%
Fort Myers, FL  33907

Ray Bolouri
7918 Jones Branch Drive                          500,000           6%
Suite 600
McLean, VA  22012

Uss.net, Inc.
7918 Jones Branch Drive                          850,000          10%
Suite 600
McLean, VA  22012



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         b)       The following table sets forth information as of February 28,
                  2001 with respect to the beneficial ownership of shares of common stock by all directors and executive officers, individually and as a group.

                                             Shares
                                             Beneficially       Percent
Name and Address of Beneficial Owner         Owned              of Class
------------------------------------         ------------       --------

John D. Harris
1995 E. Oakland Park Boulevard                 1,538,124          18%
Suite 350
Ft. Lauderdale, FL  33306

Officer(s) and Director(s)
As a Group                                     1,538,124          18%


Unless otherwise noted, the persons named in the tables have sole voting and investment power with respect to all Shares beneficially owned by them. No person named in the tables is acting as nominee for any persons or is otherwise under the control of any person or group of persons. Table is based on current outstanding shares of 8,545,000. Percentages have been rounded to the nearest whole number.

DIRECTORS AND EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

The members of the Board of Directors of Greenhold serve until the next annual meeting of stockholders, or until their successors have been elected. The officers serve at the pleasure of the Board of Directors.

The current executive officers, key employees and directors of Greenhold are:

Name                       Age              Position
----                       ---              --------

John D. Harris             60               President, Director

Lydia V. Diaz              37               Vice President

John D. Harris, who was the President and CEO of w5h, Inc. (the merged company) has a long-standing background in the computer industry dating back to the 1960s. Mr. Harris owned and operated a software development company from 1980 to 1990. Between 1990 and 1995 Mr. Harris owned and operated the John D. Harris Building Corp., and in 1996 began negotiations to acquire Top Level Domains. In 1998 John Harris founded and commenced serving as President of two internet companies, Domain Name Trust, Inc. and DNT(KY), Inc., which acquired registration and marketing rights for the Top Level Domains ".md" and ".ky," respectively.




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Both Domain Name Trust, Inc. and DNT(KY), Inc. were recently sold at significant gains to investors therein.

Lydia V. Diaz, formerly Vice-President of Marketing and Public Relations at w5h, Inc., has retained the same title and position within Greenhold Group, Inc. (part-time). Ms. Diaz has been in the marketing arena for the past decade holding positions as Controller at Fahlgren Benito, Executive Vice President at Meyer and Associates, and as General Manager at Moore, Epstein, Moore. Ms. Diaz recently graduated with a Master's degree in Business Administration from Nova Southeastern University, and holds a Bachelor's degree in Business Administration from Florida Atlantic University.

EXECUTIVE COMPENSATION

Greenhold's president and a part-time executive administrator are the only two employees. At December 31, 2000 no compensation had been paid to officers, directors or employees.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Stock payments for acquisitions, etc. affecting beneficial shareholders listed above are detailed in the tables below.

                                       Company Acquired
                        -------------------------------------------------------
Greenhold Shares        Online USA,     Online Services,    Naples/Port
Issued to                  Inc.          of Miami, Inc.     Charlotte POP, Inc.
----------------        -----------     ----------------    -------------------

John D. Harris           266,900            100,000               100,000
Dana M. Gallup           239,998
George Papapostolou       47,762            100,000               100,000


                                        Company Acquired
                        -------------------------------------------------------
Greenhold Shares        DNT (TECH),      Online Services,    Naples/Port
Issued to                  Inc.          of Miami, Inc.     Charlotte POP, Inc.
----------------        -----------     ----------------    -------------------

John D. Harris            40,000
Dana M. Gallup            36,000                                   75,000
George Papapostolou        2,000                                  100,000
Uss.net, Inc.                               850,000
Ray Bolouri                                 500,000


DESCRIPTION OF SECURITIES

There is no trading market for the shares of the Company nor is there any assurance that a regular trading market will develop for the shares, or that, if developed, any such market will be




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sustained. The Company anticipates that trading of the shares will be conducted through what is customarily known as the National Quotation Bureau's Over-the-Counter Electronic Bulletin Board (the "Bulletin Board"). Any market for the shares that may result will likely be less well developed than if the shares were traded on NASDAQ or on an exchange.

As of February 28, 2001 there are 8,545,040 shares of common stock outstanding held by 45 shareholders. All shares issued to date, including those issued from acquisitions, are subject to a Pool and Lock-Up Agreement whereby no shares may be sold during the first 12 months, which period commenced December 21, 2000, after which the shares are subject to a pooling agreement whereby sale of shares is restricted to 5% of the shares so issued per month.

As stated previously, the Company is in the process of preparing a Form SB-2 Registration Statement for filing with the Securities and Exchange Commission to register an offering of 1,000,000 shares of common stock. It is anticipated the filing will be submitted in April 2001. Upon completion of this Offering, Greenhold will have 9,545,040 shares of common stock outstanding. All shares sold in this offering will be freely transferable without restriction or further registration under the Securities Act of 1933, as amended. However, any share purchased by an affiliate (in general, a person who is in a control relationship with Greenhold), will be subject to the limitations of Rule 144 promulgated under the Securities Act.

MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT'S COMMON EQUITY AND RELATED SOTCKHOLDER MATTERS

Greenhold has not paid and probably will not pay dividends in the near future, so investors participating in this offering may not receive a return on their investment.

Greenhold has decided to retain all earnings, if any, to finance future growth. Therefore, the only way an investor could receive a return on his or her investment is to sell his or her shares.

Greenhold's common stock is not listed or quoted at the present time, and there is no present public market for Greenhold's common stock. Greenhold is seeking a market maker who will assist in filing an application for Greenhold Group, Inc. securities to be quoted on the NASD OTC Bulletin Board (Bulletin Board), upon the effectiveness of this Registration Statement, but the obtaining of a quotation is subject to NASD approval, and there can be no assurance that the NASD will accept Greenhold's market maker's application on Form 211. Therefore, there can be no assurance that a public market for Greenhold's common stock will ever develop.




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LEGAL PROCEEDINGS

Greenhold is not subject to any pending litigation, legal proceedings or claims.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS

None.

RECENT SALES OF UNREGISTERED SECURITIES

None.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

The Company's Articles of Incorporation and Florida law contain provisions relating to the indemnification of officers and directors. Generally, they provide that the Company may indemnify any person who was or is a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except for an action by or in right of the Company, by reason of the fact that he is or was a director, officer, employee or agent of the Company. It must be shown that he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company. Generally, no indemnification may be made where the person has been determined to be negligent or guilty of misconduct in the performance of his duty to the Company.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling the Company pursuant to the foregoing provisions, or otherwise, the Company has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the questions whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.





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DESCRIPTION OF EXHIBITS

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) Financial Statements of Business Acquisitions. The financial statements required by this item 7(a) are filed on pages F-1 to F-70 of this report.

(b) Pro Forma Financial Information. Pro forma financial statements as described in the Index to Pro Forma Supplemental Condensed Combined Financial Statements on PF-1 are presented to give proforma effect to the significant businesses acquired.

(c)      Exhibits:

         2.1 Share Offer and Lock-Up Agreement between Greenhold Group, Inc. and Online Services of Miami, Inc.
         2.2 Share Offer and Lock-Up Agreement between Greenhold Group, Inc. and Naples and Port Charlotte POP, Inc.





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                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          GREENHOLD GROUP, INC.
                                          (Registrant)



Date: April 4, 2001                       By /s/ John D. Harris
                                             -----------------------------------
                                                 John D. Harris
                                                 President





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                              GREENHOLD GROUP INC.
                          (A Development Stage Company)

                              FINANCIAL STATEMENTS

                                JANUARY 31, 2000

                              GREENHOLD GROUP, INC.
                          (A Development Stage Company)

                                    CONTENTS

                                                                 PAGE
                                                                 ----

Independent Auditor's Report                                      F-3

Financial Statements:

 Balance Sheet                                                    F-4

 Statement of Operations                                          F-5

 Statement of Changes in Stockholders'
 Equity                                                           F-6

 Statement of Cash Flows                                          F-7

 Notes to Financial Statements                                 F-8 - F-9

                          INDEPENDENT AUDITOR'S REPORT



To The Board of Directors
Greenhold Group, Inc.

I have audited the accompanying balance sheet of Greenhold Group, Inc. (a development stage company), as of January 31, 2000 and the related statements of operations, changes in stockholders' equity and cash flows for the period from March 22, 1999 (inception) through January 31, 2000. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Greenhold Group, Inc. (a development stage company) as of January 31, 2000, and the results of its operations and its cash flows for the period then ended in conformity with generally accepted accounting principles.

                                                /s/ Earl M. Cohen C.P.A., P.A.

February 16, 2000

                              GREENHOLD GROUP, INC.
                          (A Development Stage Company)
                                  BALANCE SHEET
                                JANUARY 31, 2000




                                     ASSETS

CURRENT ASSETS
 Cash                                                    $3,000
                                                         ======




                              STOCKHOLDERS' EQUITY

STOCKHOLDERS' EQUITY
 Common stock, $.001 par value,
  50,000,000 shares authorized,
  3,000,000 shares issued and
  outstanding                                            $3,000
                                                         ======


                Read accompanying Notes to Financial Statements.

                              GREENHOLD GROUP, INC.
                          (A Development Stage Company)
                             STATEMENT OF OPERATIONS
         PERIOD FROM MARCH 22, 1999 (INCEPTION) THROUGH JANUARY 31, 2000







         REVENUES                                           $    -

         EXPENSES                                                -
                                                            ------

         NET INCOME (LOSS)                                  $    -
                                                            ======

         INCOME (LOSS) PER SHARE                            $    -
                                                            ======

         WEIGHTED AVERAGE NUMBER OF SHARES
          OUTSTANDING                                     3,000,000
                                                          =========


                Read accompanying Notes to Financial Statements.

                              GREENHOLD GROUP, INC.
                          (A Development Stage Company)
                  STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
         PERIOD FROM MARCH 22, 1999 (INCEPTION) THROUGH JANUARY 31, 2000








                                  Common Stock         Deficit
                               -----------------   Accumulated During
                                  # of      Par     the Development
                                 Shares    Value        Stage          Total
                               ---------   -----   ------------------  ------
January 31, 2000 - common
 shares issued for cash        3,000,000   $3,000            -         $3,000

Net income (loss) during
 period                            -         -               -              -
                               ---------   ------      -------         ------

Balance - January 31, 2000     3,000,000   $3,000      $     -         $3,000
                               =========   ======      =======         ======



                Read accompanying Notes to Financial Statements.

                              GREENHOLD GROUP, INC.
                          (A Development Stage Company)
                             STATEMENT OF CASH FLOWS
         PERIOD FROM MARCH 22, 1999 (INCEPTION) THROUGH JANUARY 31, 2000







CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income (loss)                                     $    -

CASH FLOWS FROM FINANCING ACTIVITIES:
 Proceeds from issuance of common
  stock                                                  3,000
                                                        ------

NET INCREASE IN CASH EQUALS CASH -
 JANUARY 31, 2000                                       $3,000
                                                        ======





                Read accompanying Notes to Financial Statements.

                              GREENHOLD GROUP, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                                JANUARY 31, 2000

NOTE 1.           ORGANIZATION

                  Greenhold Group, Inc. was incorporated on March 22, 1999 under the laws of the State of Florida and has a fiscal year ending January 31. The company is a "shell" company, the purpose of which is to seek and consummate a merger or acquisition. The company's headquarters is in Tequesta, Florida. The Company is in the process of registering its securities under the Securities Exchange Act of 1934.

NOTE 2.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

                  INCOME TAXES

                  Deferred income taxes are provided for differences between the basis of assets and liabilities for financial and income tax reporting. A valuation allowance is provided against deferred income tax assets in circumstances where management believes recoverability of a portion of the assets is not reasonably assured.

                  INCOME (LOSS) PER SHARE

                  Income (loss) per share is computed by dividing net income
                  (loss) for the period by the weighted average number of shares outstanding.

                  STATEMENT OF CASH FLOWS

                  For purposes of this statement the Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

                  USE OF ESTIMATES

                  Management uses estimates and assumptions in preparing financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets and

                              GREENHOLD GROUP, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                                JANUARY 31, 2000


NOTE 2.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

                  USE OF ESTIMATES (CONTINUED)

                  liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Accordingly, actual results could vary from the estimates that were assumed in preparing the financial statements.

NOTE 3.           RELATED PARTY TRANSACTIONS

                  OFFICE FACILITIES

                  The Company shares office space with a company owned by the stockholders. No rent is being charged to the Company.

NOTE 4.           CAPITAL STOCK

                  The Company had originally authorized 1,000,000 common shares with a par value of $.01 per share. On December 1, 1999, the Articles of Incorporation were amended to increase the number of authorized common shares to 50,000,000, and to decrease the par value of the common shares to $.001 per share. As of January 31, 2000, 3,000,000 common shares were issued and outstanding, of which 1,350,000 and 1,650,000 common shares were issued to an officer and a promoter of the Company, respectively.

                              GREENHOLD GROUP, INC.
                          (A Development Stage Company)
                             CONDENSED BALANCE SHEET
                                OCTOBER 31, 2000
                                   (Unaudited)



                                     ASSETS

CURRENT ASSETS
 Cash                                                            $  108
                                                                 ======




                  LIABILITIES AND STOCKHOLDER'S EQUITY (DEFICIT)

CURRENT LIABILITIES
 Accounts payable                                                $  459
 Due to affiliate                                                 3,200
                                                                 ------

         Total Current Liabilities                                3,659
                                                                 ------

STOCKHOLDER'S EQUITY (DEFICIT)
 Common stock, $.001 par value, 50,000,000
  shares authorized, 3,000,000 shares
  issued and outstanding                                          3,000
 Deficit accumulated during the development
  stage                                                          (6,551)
                                                                 ------

         Total Stockholder's Equity (Deficit)                    (3,551)
                                                                 ------

TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY
 (DEFICIT)                                                       $  108
                                                                 ======


                Read accompanying Notes to Financial Statements.

                              GREENHOLD GROUP, INC.
                          (A Development Stage Company)
                       CONDENSED STATEMENTS OF OPERATIONS
                                   (Unaudited)

                                                                            Period From
                                                                           March 22, 1999
                                   Three Months         Nine Months         (Inception)
                                    October               October             Through
                                 October 31, 2000     October 31, 2000    October 31, 2000
                                 ----------------     -----------------   ----------------
REVENUES                              $    --             $    --          $    --

EXPENSES

 General and administrative               609               6,551            6,551
                                      -------             -------          -------

NET (LOSS)                            $  (609)            $(6,551)         $(6,551)
                                      =======             =======          =======

(LOSS) PER SHARE                      $    --             $    --          $    --
                                      =======             =======          =======


WEIGHTED AVERAGE NUMBER OF
 SHARES OUTSTANDING                 3,000,000           3,000,000        3,000,000
                                    =========           =========        =========


                Read accompanying Notes to Financial Statements.

                              GREENHOLD GROUP, INC.
                          (A Development Stage Company)
                        CONDENSED STATEMENTS OF CASH FLOW
                       NINE MONTHS ENDED OCTOBER 31, 2000
                                       AND
         PERIOD FROM MARCH 22, 1999 (INCEPTION) THROUGH OCTOBER 31, 2000
                                   (Unaudited)


                                                            Period From
                                                           March 22, 1999
                                                             (Inception)
                                         Nine Months          Through
                                      October 31, 2000    October 31, 2000
                                      ----------------    ----------------

CASH FLOWS FROM OPERATING
 ACTIVITIES:
  Net (loss)                                $(6,551)           $(6,551)
  Adjustments to reconcile
   net loss to cash used in
   operating activities:
    Increase in accounts
      payable                                   459                459
                                            -------            -------

NET CASH USED IN OPERATING
 ACTIVITIES                                  (6,092)            (6,092)
                                            -------            -------

CASH FLOWS FROM FINANCING
 ACTIVITIES:
 Increase in amount due to
  affiliate                                   3,350              3,350
 Repayment of amount due to
  affiliate                                    (150)              (150)
 Proceeds from issuance of
  common stock                                   --              3,000
                                            -------            -------

NET CASH PROVIDED BY FINANCING
 ACTIVITIES                                   3,200              6,200
                                            -------            -------

NET INCREASE (DECREASE) IN
 CASH                                        (2,892)               108

CASH - BEGINNING                              3,000                 --
                                            -------            -------

CASH - ENDING                               $   108            $   108
                                            =======            =======




                Read accompanying Notes to Financial Statements.

                              GREENHOLD GROUP, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2000

NOTE 1.           ORGANIZATION

                  Greenhold Group, Inc. was incorporated on March 22, 1999 under the laws of the State of Florida and has a fiscal year ending January 31. The company is a "shell" company, the purpose of which is to seek and consummate a merger or acquisition. The company's headquarters is in Tequesta, Florida.

                  On October 16, 2000, the Company's stockholders transferred their common shares to a private investment banking company. The Company became a wholly-owned subsidiary of the investment banking company.

NOTE 2.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

                  BASIS OF PRESENTATION

                  The accompanying condensed financial statements are unaudited. These statements have been prepared in accordance with the rules and regulations of the Securities and Exchange Commission (SEC). Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations. In the opinion of management, all adjustments (which include only normal recurring adjustments) considered necessary for a fair presentation have been included. These financial statements should be read in conjunction with the Company's financial statements and notes thereto for the period ended January 31, 2000, included in the Company's Form 10-SB as filed with the SEC.

                  LOSS PER SHARE

                  Loss per share is computed by dividing net loss for the year by the weighted average number of shares outstanding.

                              GREENHOLD GROUP, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2000

NOTE 2.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

                  USE OF ESTIMATES

                  Management uses estimates and assumptions in preparing financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Accordingly, actual results could vary from the estimates that were assumed in preparing the financial statements.

NOTE 3.           RELATED PARTY TRANSACTIONS

                  DUE TO AFFILIATE

                  Due to affiliate represents non-interest bearing advances from a company previously owned by the majority stockholder for operating expenses. As of October 16, 2000, this affiliate became the sole shareholder of the Company (Note 1).

NOTE 4.           CAPITAL STOCK

                  The Company had originally authorized 1,000,000 common shares with a par value of $.01 per share. On December 1, 1999, the Articles of Incorporation were amended to increase the number of authorized common shares to 50,000,000, and to decrease the par value of the common shares to $.001 per share. As of October 31, 2000, 3,000,000 common shares were issued and outstanding.

                                    W5H, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                              FINANCIAL STATEMENTS

                                DECEMBER 31, 2000

                                    W5H, INC.

                          (A DEVELOPMENT STAGE COMPANY)

                                    CONTENTS

                                                                        Page
                                                                        ----

Independent Auditor's Report                                            F-17

Financial Statements:

 Balance Sheet                                                          F-18

 Statement of Operations                                                F-19

 Statement of Changes in Stockholders'
 Equity                                                                 F-20

 Statement of Cash Flows                                                F-21

 Notes to Financial Statements                                      F-22 - 25

                          Earl M. Cohen, C.P.A., P.A.
                     --------------------------------------
                          Certified Public Accountant
                     2505 N.W. Boca Raton Blvd. o Suite 202
                           Boca Raton, Florida 33431
                    Tel. (561) 347-1608 Fax: (561) 417-9984



                          INDEPENDENT AUDITOR'S REPORT



To The Board of Directors
W5h, Inc.

We have audited the accompanying balance sheet of W5h, Inc. (a development stage company), as of December 31, 2000 and the related statements of operations, changes in stockholder's equity and cash flows for the year then ended and for the period from June 18, 1999 (inception) through December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of W5h, Inc. (a development stage company) as of December 31, 2000, and the results of its operations and its cash flows for the year then ended and for the period from June 18, 1999 (inception) through December 31, 2000 in conformity with generally accepted accounting principles.


                                                 /s/ Earl M. Cohen, C.P.A., P.A.

January 26, 2001
Boca Raton, Florida


                                     MEMBER
               American Institute of Certified Public Accountants
               Florida Institute of Certified Public Accountants

                                    W5H, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                                  BALANCE SHEET
                                DECEMBER 31, 2000

                                     ASSETS

CURRENT ASSETS
 Cash                                                               $ 36,818
 Due from related parties                                            114,100
 Deposit                                                              10,000
                                                                    --------

         Total Current Assets                                        160,918
                                                                    --------

FURNITURE AND EQUIPMENT
 Furniture and equipment                                              5,214
 Less: Accumulated depreciation                                        (271)
                                                                   --------

         Total Furniture and Equipment - Net                          4,943
                                                                   --------

TOTAL ASSETS                                                       $165,861
                                                                   ========


                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
 Accounts payable                                                  $  6,128
 Loan payable - officer                                             100,000
                                                                   --------

         Total Current Liabilities                                  106,128
                                                                   --------

COMMITMENT

STOCKHOLDERS' EQUITY
 Common stock, $.001 par value, 10,000,000
  shares authorized, 4,962,500 shares issued
  and outstanding                                                     4,963
 Additional paid-in capital                                         478,913
 Deficit accumulated during the development
  stage                                                            (424,143)
                                                                   --------

         Total Stockholders' Equity                                  59,733
                                                                   --------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                         $165,861
                                                                   ========



                Read Accompanying Notes to Financial Statements.

                                    W5H, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                             STATEMENT OF OPERATIONS
              PERIOD FROM JANUARY 1, 2000 THROUGH DECEMBER 31, 2000
                                     EQUALS
                  PERIOD FROM JUNE 18,1999 (INCEPTION) THROUGH

                                DECEMBER 31, 2000

REVENUES                                                           $    --

EXPENSES
 General and administrative                                         424,143
                                                                  ---------

NET LOSS EQUALS DEFICIT ACCUMULATED
DURING THE DEVELOPMENT STAGE                                      $(424,143)
                                                                  =========

LOSS PER SHARE                                                    $    (.10)
                                                                  =========

WEIGHTED AVERAGE NUMBER OF SHARES
 OUTSTANDING                                                      4,412,464
                                                                  =========







                Read Accompanying Notes to Financial Statements.

                                    W5H, INC.

                          (A DEVELOPMENT STAGE COMPANY)

                  STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
         PERIOD FROM JUNE 18, 1999 (INCEPTION) THROUGH DECEMBER 31, 2000


                                                                           Deficit
                                 Common Stock                            Accumulated
                            ------------------------     Additional      During  the
                              # of            Par         Paid-in        Development
                             Shares          Value         Capital          Stage           Total
                            ---------      ---------     ----------      -----------      ---------
Common shares issued for
 cash:
  April 10, 2000              500,000      $     500      $  49,500       $      --      $  50,000
  April 12, 2000              250,000            250         24,750              --         25,000
  April 24, 2000              500,000            500         49,500              --         50,000
  April 25, 2000              500,000            500         49,500              --         50,000
  April 27, 2000              250,000            250         24,750              --         25,000
  April 28, 2000              550,000            550         54,450              --         55,000
  May 11, 2000                412,500            413         40,837              --         41,250
  May 18, 2000                250,000            250         24,750              --         25,000
  May 19, 2000                375,000            375         37,125              --         37,500
  May 23, 2000                250,000            250         24,750              --         25,000
  May 26, 2000                250,000            250         24,750              --         25,000
  May 30, 2000                250,000            250         24,750              --         25,000
  June 2, 2000                125,000            125         12,375              --         12,500
  June 6, 2000                125,000            125         12,375              --         12,500
  June 8, 2000                125,000            125         12,375              --         12,500
  June 14, 2000                82,000             82          8,118              --          8,200
  July 13, 2000                68,000             68          6,732              --          6,800
  August 9, 2000              100,000            100          9,900              --         10,000

Stock issuance costs               --             --        (12,374)             --        (12,374)

Net loss during period             --             --             --        (424,143       (424,143)
                            ---------      ---------      ---------       ---------      ---------
Balance -
 December 31, 2000          4,962,500      $   4,963      $ 478,913       $(424,143)     $  59,733
                            =========      =========      =========       =========      =========


                Read Accompanying Notes to Financial Statements.

                                    W5H, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                             STATEMENT OF CASH FLOWS
              PERIOD FROM JANUARY 1, 2000 THROUGH DECEMBER 31, 2000
                                     EQUALS
                  PERIOD FROM JUNE 18, 1999 (INCEPTION) THROUGH
                                DECEMBER 31, 2000


CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                                           $(424,143)
  Adjustments to reconcile net loss
   to net cash used in operating
   activities:
    Depreciation                                                           271
    (Increase) in:
      Due from related parties                                        (114,100)
      Deposit                                                          (10,000)
     Increase in accounts payable                                        6,128
                                                                     ---------

NET CASH USED IN OPERATING ACTIVITIES                                 (541,844)
                                                                     ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
 Purchase of furniture and equipment                                    (5,214)
                                                                     ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
 Net proceeds from issuance of common
  stock                                                                483,876
 Increase in amount due to stockholder                                 100,000
                                                                     ---------

NET CASH PROVIDED BY FINANCING ACTIVITIES                              583,876
                                                                     ---------

CASH - DECEMBER 31, 2000                                             $  36,818
                                                                     =========



                Read accompanying Notes to Financial Statements.

                                    W5H, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2000

NOTE 1.           ORGANIZATION

                  W5h, Inc. was incorporated on June 18, 1999 under the laws of the State of Florida. The company is engaged to construct a proprietary information database on the Internet. The company's headquarters is in Fort Lauderdale, Florida. Since inception, planned operations have not commenced.

                  On December 21, 2000, effective December 31, 2000, the Company became a wholly-owned subsidiary of a public company in a transaction qualified as a tax-free reorganization.

NOTE 2.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

                  FURNITURE AND EQUIPMENT

                  Furniture and equipment are recorded at cost. Expenditures for major betterments and additions are capitalized while replacements, maintenance and repairs which do not improve or extend the life of the respective assets, are expensed.

                  Depreciation is computed by the straight-line method over estimated useful lives ranging between five and seven years.

                  GENERAL AND ADMINISTRATIVE EXPENSES

                  General and administrative expenses consists primarily of operating costs such as advertising, payroll and payroll taxes, occupancy, professional fees and office expenses.

                  INCOME TAXES

                  Deferred income taxes are provided for differences between the basis of assets and liabilities for financial and income tax reporting. A valuation allowance is

                                    W5H, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2000


NOTE 2.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

                  INCOME TAXES (CONTINUED)

                  provided against deferred income tax assets in circumstances where management believes recoverability of a portion of the assets is not reasonably assured.

                  LOSS PER SHARE

                  Loss per share is computed by dividing net loss for the year by the weighted average number of shares outstanding.

                  STATEMENT OF CASH FLOWS

                  For purposes of this statement the Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

                  USE OF ESTIMATES

                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

NOTE 3.           INCOME TAXES

                  As of December 31, 2000, the Company has net operating loss carryforwards for income tax purposes of approximately $424,000 expiring through December 31, 2020, available to offset future taxable income. No deferred tax assets have been recorded due to the Company having no history of profitable operations.

                                    W5H, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2000

NOTE 4.           RELATED PARTY TRANSACTIONS

                  DUE FROM RELATED PARTIES

                  The Company invoiced a related company for its share of general and administrative expenses and made an advance to a related company for working capital purposes. The advance bears interest at 18% per annum and is due within 60 days of the advance.

                  The amount due to related parties (related by virtue of similar ownership) consists of the following:

                           General and administrative
                            expense reimbursements                    $100,100
                           Advance                                      14,000
                                                                      --------

                           Total                                      $114,100
                                                                      ========

                  LOAN PAYABLE - OFFICER

                  Loan payable - officer consists of advances bearing interest at 18% per annum for working capital purposes due as cash requirements permit. Subsequent to December 31, 2000 additional advances of $115,000 were made.

NOTE 5.           COMMITMENT

                  OPERATING LEASE

                  The Company leases its office facilities under an operating lease expiring December 31, 2005. The lease provides for monthly rental payments of $2,695 including sales tax. The rental payments are subject to 5% increases each lease year. Future minimum rental payments due under this lease for the periods ending subsequent to

                                    W5H, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2000


NOTE 5.           COMMITMENT (CONTINUED)

                  OPERATING LEASE (CONTINUED)

                  December 31, 2000 are as follows:

                        December 31,                              Amount
                        ------------                              ------

                          2001                                   $ 33,961
                          2002                                     35,659
                          2003                                     37,442
                          2004                                     39,314
                          2005                                     43,344
                                                                 --------
                          Total                                  $189,720
                                                                 ========

                  Rent expense for the period ended December 31, 2000 was $24,977.

                         ON LINE SERVICES OF MIAMI, INC.

                              FINANCIAL STATEMENTS

                                DECEMBER 31, 2000

                         ON LINE SERVICES OF MIAMI, INC.

                                    CONTENTS

                                                                        Page
                                                                        ----
Independent Auditor's Report                                            F-28

Financial Statements:

  Balance Sheets                                                        F-29

  Statements of Operations                                              F-30

  Statements of Changes in Stockholders' Equity
   (Deficiency)                                                         F-31

  Statements of Cash Flows                                              F-32

  Notes to Financial Statements                                     F-33 - F-35

                          Earl M. Cohen, C.P.A., P.A.
                     --------------------------------------
                          Certified Public Accountant
                     2505 N.W. Boca Raton Blvd. o Suite 202
                           Boca Raton, Florida 33431
                    Tel. (561) 347-1608 Fax: (561) 417-9984



                          INDEPENDENT AUDITOR'S REPORT





To The Board of Directors
On Line Services of Miami, Inc.

We have audited the accompanying balance sheets of On Line Services of Miami, Inc. as of December 31, 2000 and 1999 and the related statements of operations, changes in stockholders' equity (deficiency) and cash flows for the year ended December 31, 2000 and for the period from June 18, 1999 (inception) through December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of On Line Services of Miami, Inc. as of December 31, 2000 and 1999, and the results of its operations and its cash flows for the year ended December 31, 2000 and for the period from June 18, 1999 (inception) through December 31, 1999 in conformity with generally accepted accounting principles.

                                              Earl M. Cohen, C.P.A., P.A.

January 24, 2001
Boca Raton, Florida



                                     MEMBER
               American Institute of Certified Public Accountants
               Florida Institute of Certified Public Accountants

                         ON LINE SERVICES OF MIAMI, INC.
                                 BALANCE SHEETS
                           DECEMBER 31, 2000 AND 1999




                                     ASSETS

                                                             2000         1999
                                                           --------      ------
CURRENT ASSETS
 Cash                                                      $  5,732      $3,505
 Due from related parties                                    10,000         312
                                                           --------      ------

TOTAL ASSETS                                               $ 15,732      $3,817
                                                           ========      ======


                LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY)

CURRENT LIABILITIES
 Accounts payable                                          $    250      $  945
 Deferred revenue                                             1,720          --
 Due to related party                                       100,100          --
                                                           --------      ------

       Total Current Liabilities                            102,070         945

STOCKHOLDERS' EQUITY (DEFICIENCY)                           (86,338)      2,872
                                                           --------      ------

TOTAL LIABILITIES AND STOCKHOLDERS'
 EQUITY (DEFICIENCY)                                       $ 15,732      $3,817
                                                           ========      ======





                Read accompanying Notes to Financial Statements.

                         ON LINE SERVICES OF MIAMI, INC.
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2000
                                       AND
         PERIOD FROM JUNE 18, 1999 (INCEPTION) THROUGH DECEMBER 31, 1999




                                                                 Period From
                                                                 June 18, 1999
                                                                  (Inception)
                                                Year Ended          Through
                                                December 31,      December 31,
                                                    2000              1999
                                                ------------      ------------
REVENUES                                         $  30,916           $ 1,269

COST OF REVENUES                                     7,961             8,280
                                                 ---------           -------

GROSS PROFIT                                        22,955            (7,011)

GENERAL AND ADMINISTRATIVE
 EXPENSES                                          128,165             1,117
                                                 ---------           -------

NET LOSS                                         $(105,210)          $(8,128)
                                                 =========           =======

LOSS PER SHARE                                   $ (526.05)          $(40.64)
                                                 =========           =======

WEIGHTED AVERAGE NUMBER OF
 SHARES OUTSTANDING                                    200               200
                                                 =========           =======







                Read accompanying Notes to Financial Statements.

                         ON LINE SERVICES OF MIAMI, INC.
           STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIENCY)
                          YEAR ENDED DECEMBER 31, 2000
                                       AND
         PERIOD FROM JUNE 18, 1999 (INCEPTION) THROUGH DECEMBER 31, 1999





                                          Common Stock           Additional
                                    ------------------------      Paid-in
                                      Number       Par Value      Capital         Deficit          Total
                                    ---------      ---------     ----------      ---------       ---------
Issuance of common stock
 for cash                                 200      $     200      $  10,800      $      --       $  11,000

Net loss                                   --             --             --         (8,128)         (8,128)
                                    ---------      ---------      ---------      ---------       ---------

BALANCE - DECEMBER 31, 1999               200            200         10,800         (8,128)          2,872

Additional capital contributed             --             --         16,000             --          16,000

Net loss                                   --             --             --       (105,210)       (105,210)
                                    ---------      ---------      ---------      ---------       ---------

BALANCE - DECEMBER 31, 2000               200      $     200      $  26,800      $(113,338)      $ (86,338)
                                    =========      =========      =========      =========       =========





                Read accompanying Notes to Financial Statements.

                         ON LINE SERVICES OF MIAMI, INC.
                            STATEMENTS OF CASH FLOWS
                          YEAR ENDED DECEMBER 31, 2000
                                       AND
         PERIOD FROM JUNE 18, 1999 (INCEPTION) THROUGH DECEMBER 31, 1999


                                                           Period From
                                                          June 18, 1999
                                                           (Inception)
                                         Year Ended          Through
                                        December 31,       December 31,
                                            2000              1999
                                        ------------       ------------
CASH FLOWS FROM OPERATING
 ACTIVITIES:
  Net loss                               $(105,210)          $  (8,128)
  Adjustments to reconcile net
   loss to net cash used in
   operating activities:
    Increase (decrease) in:
     Accounts payable                         (695)                945
     Deferred revenue                        1,720                  --
     Due to related party                  100,100                  --
                                         ---------           ---------
NET CASH USED IN OPERATING
 ACTIVITIES                                 (4,085)             (7,183)
                                         ---------           ---------
CASH FLOWS FROM INVESTING
 ACTIVITIES:
 Increase in amount due from
  related parties                           (9,688)               (312)
                                         ---------           ---------
CASH FLOWS FROM FINANCING
 ACTIVITIES:
 Proceeds from issuance of
  common stock                                  --              11,000
 Additional capital contributed             16,000                  --
                                         ---------           ---------
NET CASH PROVIDED BY FINANCING
 ACTIVITIES                                 16,000              11,000
                                         ---------           ---------
NET INCREASE IN CASH                         2,227               3,505

CASH - BEGINNING                             3,505                  --
                                         ---------           ---------
CASH - ENDING                            $   5,732           $   3,505
                                         =========           =========




                Read accompanying Notes to Financial Statements.

                         ON LINE SERVICES OF MIAMI, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 AND 1999


NOTE 1.           ORGANIZATION

                  On Line Services of Miami, Inc. was incorporated on
                  June 18, 1999 under the laws of the State of Florida.
                  The company operates as an Internet service provider with subscribers mainly in the South Florida area. The Company's headquarters is in Fort Myers, Florida.

                  On December 21, 2000, effective December 31, 2000, the Company became a wholly-owned subsidiary of a public company in a transaction qualified as a tax-free reorganization.

NOTE 2.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

                  REVENUE RECOGNITION

                  Subscriber fees are recognized over the period services are provided. Deferred revenue represents monthly, quarterly, half-yearly, annual and three-year subscriber fees billed in advance.

                  INCOME TAXES

                  Deferred income taxes are provided for differences between the basis of assets and liabilities for financial and income tax reporting. A valuation allowance is provided against deferred income tax assets in circumstances where management believes recoverability of a portion of the assets is not reasonably assured.

                  LOSS PER SHARE

                  Loss per share is computed by dividing net loss for the year by the weighted average number of shares outstanding.

                  STATEMENT OF CASH FLOWS

                  For purposes of this statement the Company considers all highly liquid investments with a maturity of three months or less to be cash equivalents.

                         ON LINE SERVICES OF MIAMI, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 AND 1999


NOTE 2.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

                  USE OF ESTIMATES

                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

NOTE 3.           INCOME TAXES

                  As of December 31, 2000, the Company has net operating loss carryforwards for income tax purposes of approximately $13,300 expiring through December 31, 2020, available to offset future taxable income. No deferred tax assets have been recorded due to the Company having no history of profitable operations.

NOTE 4.           CAPITAL STOCK

                  The Company has authorized 10,000,000 common shares with a par value of $1.00 per share. As of December 31, 2000 and 1999, 200 shares were issued and outstanding.

NOTE 5.           RELATED PARTY TRANSACTIONS

                  MARKETING AND TECHNICAL SERVICE AGREEMENT

                  The Company has engaged a company related by similar ownership to perform marketing, technical and administrative services. As consideration for these services, the Company pays a fee equal to 50% of its gross subscriber fees earned. During the year ended December 31, 2000 and period ended December 31, 1999, total fees incurred were $7,302 and $634, respectively.

                         ON LINE SERVICES OF MIAMI, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 AND 1999


NOTE 5.           RELATED PARTY TRANSACTIONS (CONTINUED)

                  DUE FROM RELATED PARTIES

                  The amount due from related parties as of December 31, 2000 consists of advances made to the public company referred to in
                  Note 1. The amount due from related parties as of December 31, 1999 represents net fees due from the related company referred to above.

                  DUE TO RELATED PARTY

                  The amount due to related party represents reimbursements for operating and other general and administrative expenses due to a company related by similar ownership. The amount due will be repaid as cash requirements permit.

                        NAPLES & PORT CHARLOTTE POP, INC.

                              FINANCIAL STATEMENTS

                                DECEMBER 31, 2000

                        NAPLES & PORT CHARLOTTE POP, INC.

                                    CONTENTS

                                                                         Page
                                                                         ----

Independent Auditor's Report                                             F-38


Financial Statements:

  Balance Sheets                                                         F-39

  Statements of Operations                                               F-40

  Statements of Changes in Stockholders' Equity
   (Deficiency)                                                          F-41

  Statements of Cash Flows                                               F-42

  Notes to Financial Statements                                      F-43 - 45

                          INDEPENDENT AUDITOR'S REPORT



To The Board of Directors
Naples & Port Charlotte Pop, Inc.

We have audited the accompanying balance sheets of Naples & Port Charlotte Pop, Inc. as of December 31, 2000 and 1999 and the related statements of operations, changes in stockholders' equity (deficiency) and cash flows for the year ended December 31, 2000 and for the period from June 18, 1999 (inception) through December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Naples & Port Charlotte Pop, Inc. as of December 31, 2000 and 1999, and the results of its operations and its cash flows for the year ended December 31, 2000 and for the period from June 18, 1999 (inception) through December 31, 1999 in conformity with generally accepted accounting principles.

                                                     Earl M. Cohen, C.P.A., P.A.

January 24, 2001
Boca Raton, Florida

                        NAPLES & PORT CHARLOTTE POP, INC.
                                 BALANCE SHEETS
                           DECEMBER 31, 2000 AND 1999


                                     ASSETS

                                                          2000        1999
                                                        -------     -------
CURRENT ASSETS
 Cash                                                   $     3     $ 1,278

COMPUTER EQUIPMENT - NET                                  6,749      11,248

DEPOSIT                                                     100         100
                                                        -------     -------

TOTAL ASSETS                                            $ 6,852     $12,626
                                                        =======     =======


                LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY)

CURRENT LIABILITIES
 Due to related party                                   $15,615     $ 1,303
 Deferred revenue                                         5,775         520
                                                        -------     -------

       Total Current Liabilities                         21,390       1,823

STOCKHOLDERS' EQUITY (DEFICIENCY)                       (14,538)     10,803
                                                        -------     -------

TOTAL LIABILITIES AND STOCKHOLDERS'
 EQUITY (DEFICIENCY)                                    $ 6,852     $12,626
                                                        =======     =======







                Read accompanying Notes to Financial Statements.

                        NAPLES & PORT CHARLOTTE POP, INC.
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2000
                                       AND
         PERIOD FROM JUNE 18, 1999 (INCEPTION) THROUGH DECEMBER 31, 1999





                                                                    Period From
                                                                   June 18, 1999
                                                                    (Inception)
                                                 Year Ended           Through
                                                 December 31,       December 31,
                                                     2000              1999
                                                 ------------       ------------
REVENUES                                           $ 57,677          $  4,209

COST OF REVENUES                                     38,710             7,537
                                                   --------          --------

GROSS PROFIT                                         18,967            (3,328)
                                                   --------          --------

OPERATING EXPENSES
 General and administrative                          48,809             6,057
 Depreciation                                         4,499             2,812
                                                   --------          --------

         Total Operating Expenses                    53,308             8,869
                                                   --------          --------

NET LOSS                                           $(34,341)         $(12,197)
                                                   ========          ========

LOSS PER SHARE                                     $ (68.68)         $ (24.39)
                                                   ========          ========

WEIGHTED AVERAGE NUMBER OF
 SHARES OUTSTANDING                                     500               500
                                                   ========          ========







                Read accompanying Notes to Financial Statements.

                       NAPLES & PORT CHARLOTTE POP, INC.
           STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIENCY)
                          YEAR ENDED DECEMBER 31, 2000
                                      AND
        PERIOD FROM JUNE 18, 1999 (INCEPTION) THROUGH DECEMBER 31, 1999




                                            Common Stock             Additional
                                      -------------------------       Paid-in
                                       Number         Par Value       Capital         Deficit           Total
                                      --------        ---------      ----------       --------         --------
Issuance of common stock
 for cash                                  500        $    500        $ 19,500        $     --         $ 20,000

Additional capital contributed              --              --           3,000              --            3,000

Net loss                                    --              --              --         (12,197)         (12,197)
                                      --------        --------        --------        --------         --------

BALANCE - DECEMBER 31, 1999                500             500          22,500         (12,197)          10,803

Additional capital contributed              --              --           9,000              --            9,000

Net loss                                    --              --              --         (34,341)         (34,341)
                                      --------        --------        --------        --------         --------

BALANCE - DECEMBER 31, 2000                500        $    500        $ 31,500        $(46,538)        $(14,538)
                                      ========        ========        ========        ========         ========








                Read accompanying Notes to Financial Statements.

                        NAPLES & PORT CHARLOTTE POP, INC.
                            STATEMENTS OF CASH FLOWS
                          YEAR ENDED DECEMBER 31, 2000
                                       AND
         PERIOD FROM JUNE 18, 1999 (INCEPTION) THROUGH DECEMBER 31, 1999

                                                              Period From
                                                            June 18, 1999
                                                              (Inception)
                                          Year Ended            Through
                                          December 31,        December 31,
                                             2000                 1999
                                          ------------      --------------
CASH FLOWS FROM OPERATING
 ACTIVITIES:
  Net loss                                 $(34,341)            $(12,197)
  Adjustments to reconcile net
   loss to net cash used in
   operating activities:
    Depreciation                              4,499                2,812
    Increase in deposit                          --                 (100)
    Increase in deferred
     revenue                                  5,255                  520
                                           --------             --------
NET CASH USED IN OPERATING
 ACTIVITIES                                 (24,587)              (8,965)
                                           --------             --------
CASH FLOWS FROM INVESTING
 ACTIVITIES:
 Purchase of computer equipment                  --              (14,060)
                                           --------             --------
CASH FLOWS FROM FINANCING
 ACTIVITIES:
 Increase in amount due to
  related party                              14,312                1,303
 Proceeds from issuance of
  common stock                                   --               20,000
 Additional capital contributed               9,000                3,000
                                           --------             --------
NET CASH PROVIDED BY FINANCING
 ACTIVITIES                                  23,312               24,303
                                           --------             --------
NET INCREASE (DECREASE) IN CASH              (1,275)               1,278
CASH - BEGINNING                              1,278                   --
                                           --------             --------
CASH - ENDING                              $      3             $  1,278
                                           ========             ========



                Read accompanying Notes to Financial Statements.

                        NAPLES & PORT CHARLOTTE POP, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 AND 1999


NOTE 1.           ORGANIZATION

                  Naples & Port Charlotte Pop, Inc. was incorporated on June 18, 1999 under the laws of the State of Florida.
                  The company operates as an Internet service provider with subscribers mainly in the Naples and Port Charlotte, Florida area. The Company's headquarters is in Fort Myers, Florida.

                  On December 21, 2000, effective December 31, 2000, the Company became a wholly-owned subsidiary of a public company in a transaction qualified as a tax-free reorganization.

NOTE 2.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

                  REVENUE RECOGNITION

                  Subscriber fees are recognized over the period services are provided. Deferred revenue represents monthly, quarterly, half-yearly, annual and three-year subscriber fees billed in advance.

                  COMPUTER EQUIPMENT

                  Computer equipment is recorded at cost. Expenditures for major betterments and additions are capitalized while replacements, maintenance and repairs which do not improve or extend the life of the respective assets, are expensed.

                  Depreciation is computed using the modified accelerated cost recovery system over an estimated useful life of five years. Although the use of the modified accelerated cost recovery system is not generally accepted accounting principles, the effect on depreciation is immaterial.

                  INCOME TAXES

                  Deferred income taxes are provided for differences between the basis of assets and liabilities for financial and income tax reporting. A valuation allowance is

                        NAPLES & PORT CHARLOTTE POP, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 AND 1999


NOTE 2.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

                  INCOME TAXES (CONTINUED)

                  provided against deferred income tax assets in circumstances where management believes recoverability of a portion of the assets is not reasonably assured.

                  LOSS PER SHARE

                  Loss per share is computed by dividing net loss for the year by the weighted average number of shares outstanding.

                  STATEMENT OF CASH FLOWS

                  For purposes of this statement the Company considers all highly liquid investments with a maturity of three months or less to be cash equivalents.

                  USE OF ESTIMATES

                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

NOTE 3.           COMPUTER EQUIPMENT

                  Computer equipment as of December 31, 2000 and 1999 are as follows:

                                                         2000           1999
                                                        -------       -------

                  Cost                                  $14,060       $14,060
                  Accumulated Depreciation               (7,311)       (2,812)
                                                        -------       -------
                    Total                               $ 6,749       $11,248
                                                        =======       =======

                        NAPLES & PORT CHARLOTTE POP, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 AND 1999


NOTE 3.           COMPUTER EQUIPMENT (CONTINUED)

                  During the year ended December 31, 2000 and period ended December 31, 1999, depreciation expense was $4,499 and $2,812, respectively.

NOTE 4.           INCOME TAXES

                  As of December 31, 2000, the Company has net operating loss carryforwards for income tax purposes of approximately $46,000 expiring through December 31, 2020, available to offset future taxable income. No deferred tax assets have been recorded due to the Company having no history of profitable operations.

NOTE 5.           CAPITAL STOCK

                  The Company has authorized 10,000,000 common shares with a par value of $1.00 per share. As of December 31, 2000 and 1999, 500 shares were issued and outstanding.

NOTE 6.           RELATED PARTY TRANSACTIONS

                  MARKETING AND TECHNICAL SERVICE AGREEMENT

                  The Company has engaged a company related by similar ownership to perform marketing, technical and administrative services. As consideration for these services, the Company pays a fee equal to 50% of its gross subscriber fees earned. During the year ended December 31, 2000 and period ended December 31, 1999, total fees incurred were $31,466 and $2,364, respectively.

                  DUE TO RELATED PARTY

                  The amount due to related party consists of advances made (net of fees due) by the related company referred to above and is expected to be repaid within the next twelve months.

                          ON LINE SERVICES U.S.A, INC.

                              FINANCIAL STATEMENTS

                                DECEMBER 31, 2000

                          ON LINE SERVICES U.S.A, INC.

                                    CONTENTS

                                                                         Page
                                                                         ----

Independent Auditor's Report                                             F-48


Financial Statements:

  Balance Sheets                                                         F-49

  Statements of Operations                                               F-50

  Statements of Changes in Stockholders' Equity
   (Deficiency)                                                          F-51

  Statements of Cash Flows                                               F-52

  Notes to Financial Statements                                      F-53 - 57

                          INDEPENDENT AUDITOR'S REPORT





To The Board of Directors
On Line Services U.S.A., Inc.

We have audited the accompanying balance sheets of On Line Services U.S.A., Inc. as of December 31, 2000 and 1999 and the related statements of operations, changes in stockholders' equity (deficiency) and cash flows for each of the two years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of On Line Services U.S.A., Inc. as of December 31, 2000 and 1999, and the results of its operations and its cash flows for each of the two years then ended in conformity with generally accepted accounting principles.

January 24, 2001                                     Earl M. Cohen, C.P.A., P.A.
Boca Raton, Florida

                          ON LINE SERVICES U.S.A, INC.
                                 BALANCE SHEETS
                           DECEMBER 31, 2000 AND 1999


                                                  2000            1999
                                               ---------        ---------

                                     ASSETS
CURRENT ASSETS
 Cash                                          $  4,282         $   5,465
 Accounts receivable                             15,712                --
 Due from related parties                        15,600               861
 Other current assets                            15,253                --
                                               --------         ---------

         Total Current Assets                    50,847             6,326

PROPERTY AND EQUIPMENT - NET                     57,397            48,322
                                               --------         ---------

TOTAL ASSETS                                   $108,244         $  54,648
                                               ========         =========


                   LIABILITIES AND STOCKHOLDERS' (DEFICIENCY)

CURRENT LIABILITIES
 Accounts payable and accrued expenses        $  71,729         $  39,064
 Deferred revenue                                25,077            23,744
 Loans payable - officers                        12,150                --
 Due to parent company                           14,000                --
                                              ---------         ---------

       Total Current Liabilities                122,956            62,808

COMMITMENTS

STOCKHOLDERS' (DEFICIENCY)                      (14,712)           (8,160)
                                              ---------         ---------

TOTAL LIABILITIES AND STOCKHOLDERS'
 (DEFICIENCY)                                 $ 108,244         $  54,648
                                              =========         =========







                Read accompanying Notes to Financial Statements.

                          ON LINE SERVICES U.S.A, INC.
                            STATEMENTS OF OPERATIONS
                     YEARS ENDED DECEMBER 31, 2000 AND 1999



                                             2000                1999
                                         -----------         -----------

REVENUES - NET                           $   499,948         $   338,651

COST OF REVENUES                             160,883             151,860
                                         -----------         -----------

GROSS PROFIT                                 339,065             186,791
                                         -----------         -----------

OPERATING EXPENSES
 General and administrative                  330,484             224,674
 Depreciation                                 16,586              10,067
                                         -----------         -----------

         Total Operating Expenses            347,070             234,741
                                         -----------         -----------

NET OPERATING (LOSS)                          (8,005)            (47,950)
                                         -----------         -----------

OTHER INCOME (EXPENSES)
 Interest expense                               (743)             (2,564)
 Loss on disposal of equipment                    --              (8,132)
                                         -----------         -----------

         Total Other (Expense)                  (743)            (10,696)
                                         -----------         -----------

NET LOSS                                 $    (8,748)        $   (58,646)
                                         ===========         ===========

LOSS PER SHARE                           $      (.01)        $      (.06)
                                         ===========         ===========
WEIGHTED AVERAGE NUMBER OF
 SHARES OUTSTANDING                        1,000,000           1,000,000
                                         ===========         ===========





                Read accompanying Notes to Financial Statements.

                          ON LINE SERVICES U.S.A, INC.
           STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIENCY)
                     YEARS ENDED DECEMBER 31, 2000 AND 1999






                                          Common Stock          Additional
                                    -------------------------     Paid-in
                                     Number         Par Value     Capital         Deficit         Total
                                    ---------      ----------   -----------      ---------       ---------
BALANCE - DECEMBER 31, 1998         1,000,000      $  10,000      $  88,549      $(175,784)      $ (77,235)

Issuance of common stock

Additional capital contributed             --             --        127,721             --         127,721

Net loss                                   --             --             --        (58,646)        (58,646)
                                    ---------      ---------      ---------      ---------       ---------

BALANCE - DECEMBER 31, 1999         1,000,000         10,000        216,270       (234,430)         (8,160)

Additional capital contributed             --             --          2,196             --           2,196

Net loss                                   --             --             --         (8,748)         (8,748)
                                    ---------      ---------      ---------      ---------       ---------

BALANCE - DECEMBER 31, 2000         1,000,000      $  10,000      $ 218,466      $(243,178)      $ (14,712)
                                    =========      =========      =========      =========       =========







                Read accompanying Notes to Financial Statements.

                          ON LINE SERVICES U.S.A, INC.
                            STATEMENTS OF CASH FLOWS
                     YEARS ENDED DECEMBER 31, 2000 AND 1999


                                                 2000             1999
                                              ---------         ---------
 CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                    $  (8,748)        $ (58,646)
  Adjustments to reconcile net loss
   to net cash provided by (used in)
   operating activities:
    Depreciation                                 16,586            10,067
    Loss on disposal of equipment                    --             8,132
    (Increase) decrease in:
         Accounts receivable                    (15,712)               --
         Other current assets                   (15,253)               --
         Other assets                                --             1,652
    Increase (decrease) in:
         Accounts payable and accrued
           expenses                              32,665            31,654
         Deferred revenue                         1,333             6,906
                                              ---------         ---------

NET CASH PROVIDED BY (USED IN)
 OPERATING ACTIVITIES                            10,871              (235)
                                              ---------         ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
 Purchase of equipment                          (25,661)          (36,928)
 Increase in amount due from related
  parties                                       (14,739)             (861)
                                              ---------         ---------

NET CASH USED IN INVESTING ACTIVITIES           (40,400)          (37,789)
                                              ---------         ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
 Increase in loans payable - officers            12,150                --
 Increase in amount due to parent
  company                                        14,000                --
 Repayment of note payable - bank                    --            (2,646)
 Repayment of long-term debt                         --           (82,784)
 Additional capital contributed                   2,196           127,721
                                              ---------         ---------

NET CASH PROVIDED BY FINANCING
 ACTIVITIES                                      28,346            42,291
                                              ---------         ---------

NET INCREASE (DECREASE) IN CASH                  (1,183)            4,267

CASH - BEGINNING                                  5,465             1,198
                                              ---------         ---------

CASH - ENDING                                 $   4,282         $   5,465
                                              =========         =========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW
 INFORMATION:

  Cash paid during the year for:
   Interest                                   $     743         $   2,564
                                              =========         =========


                Read accompanying Notes to Financial Statements.

                          ON LINE SERVICES U.S.A, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 AND 1999


NOTE 1.           ORGANIZATION

                  On Line Services U.S.A. was incorporated on July 23, 1993 under the laws of the State of Florida. The company operates as an Internet service provider with subscribers mainly in the Fort Myers, Florida area. The Company extends credit to some of its customers. The Company's headquarters is in Fort Myers, Florida.

                  On December 21, 2000, effective December 31, 2000, a public company purchased a 72% interest in the Company in a transaction qualified as a tax-free reorganization.

NOTE 2.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

                  REVENUE RECOGNITION

                  Subscriber and other fees are recognized over the period services are provided. Deferred revenue represents monthly, quarterly, half-yearly, annual and three-year subscriber fees billed in advance.

                  PROPERTY AND EQUIPMENT

                  Property and equipment is recorded at cost. Expenditures for major betterments and additions are capitalized while replacements, maintenance and repairs which do not improve or extend the life of the respective assets, are expensed.

                  Depreciation is computed by the straight-line method over the estimated useful lives of the assets as follows:

                           Furniture and fixtures                       7 years
                           Computer equipment                      3 to 7 years
                           Leasehold improvements                       7 years

                  INCOME TAXES

                  The Company, with the consent of its shareholder, has elected under the Internal Revenue Code to be an S corporation. In lieu of corporation income taxes, the

                          ON LINE SERVICES U.S.A, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 AND 1999


NOTE 2.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

                  INCOME TAXES (CONTINUED)

                  shareholders of an S corporation are taxed on their proportionate share of the Company's taxable income. No provision or liability for federal income taxes has been included in these financial statements.

                  On December 21, 2000, the Company's S Corporation status was terminated as a result of becoming a wholly-owned subsidiary of a public corporation (Note 1).

                  LOSS PER SHARE

                  Loss per share is computed by dividing net loss for the year by the weighted average number of shares outstanding.

                  STATEMENT OF CASH FLOWS

                  For purposes of this statement the Company considers all highly liquid investments with a maturity of three months or less to be cash equivalents.

                  USE OF ESTIMATES

                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

NOTE 3.           ACCOUNTS RECEIVABLE

                  No provision for doubtful accounts has been recorded as management believes all of the accounts are fully collectible.

                          ON LINE SERVICES U.S.A, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 AND 1999


NOTE 4.           PROPERTY AND EQUIPMENT

                  Property and equipment as of December 31, 2000 and 1999 are as follows:

                                                     2000              1999
                                                   --------           --------

                     Furniture and fixtures        $  7,368            $ 7,368
                     Computer equipment              93,183             67,522
                     Leasehold improvements           1,443              1,443
                                                   --------           --------
                                                    101,994             76,333
                     Accumulated Depreciation       (44,597)           (28,011)
                                                   --------           --------

                           Total                   $ 57,397           $ 48,322
                                                   ========           ========

                  Depreciation expense for the years ended December 31, 2000 and 1999 was $16,586 and $10,067, respectively.

NOTE 5.           CAPITAL STOCK

                  The Company has authorized 1,000,000 common shares with a par value of $.01 per share. As of December 31, 2000 and 1999, 1,000,000 shares were issued and outstanding.

NOTE 6.           RELATED PARTY TRANSACTIONS

                  ADMINISTRATIVE FEES

                  The Company performs marketing, technical and administrative services to two companies related by similar ownership pursuant to Marketing and Technical Service Agreements. As consideration for these services, the Company receives a fee equal to 50% of the gross subscriber fees earned. During the years ended December 31, 2000 and 1999, total fees earned from these two companies were $42,679 and $23,965, respectively and are included in revenues.

                  The Company provides general and administrative services and office facilities to a company related by virtue of

                          ON LINE SERVICES U.S.A, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 AND 1999


NOTE 6.           RELATED PARTY TRANSACTIONS (CONTINUED)

                  ADMINISTRATIVE FEES (CONTINUED)

                  common ownership. In consideration for these services, the Company receives a fee equal to 50% of web hosting revenues and 20% of web design revenues. During the year ended December 31, 2000 and 1999, total fees earned were $35,865 and $28,042, respectively and are included in revenues.

                  DUE FROM RELATED PARTIES

                  The amount due from related parties consists of advances made (net of fees due) to the related companies referred to above.

                  LOANS PAYABLE - OFFICERS

                  Loans payable - officers consist of advances bearing interest at 18% per annum for working capital purposes and are due within 60 days of the advance.

                  DUE TO PARENT COMPANY

                  Due to parent company consists of an advance bearing interest at 18% per annum for working capital purposes and is due within 60 days of the advance.

NOTE 7.           COMMITMENTS

                  OPERATING LEASES

                  The Company leases its office facilities under an operating lease expiring November 1, 2001. The lease provides for monthly base rent of $1,140 plus sales tax and its share of building operating expenses.

                          ON LINE SERVICES U.S.A, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 AND 1999


NOTE 7.           COMMITMENTS (CONTINUED)

                  OPERATING LEASES (CONTINUED)

                  The Company also leases computer equipment under a noncancelable lease expiring November 2003.

                  Future minimum lease payments due under these leases for the years ending subsequent to December 31, 2000 are as follows:

                               December 31,                            Amount
                               ------------                           -------

                                  2001                                $29,737
                                  2002                                 11,982
                                  2003                                 10,984
                                                                      -------
                                      Total                           $52,703
                                                                      =======

                  Rent expense for the years ended December 31, 2000 and 1999 was $23,286 and $15,026, respectively.

                            NEXGEN PRODUCTIONS, INC.

                              FINANCIAL STATEMENTS

                                DECEMBER 31, 2000

                            NEXGEN PRODUCTIONS, INC.

                                    CONTENTS

                                                                        Page
                                                                        ----

Independent Auditor's Report                                            F-60



Financial Statements:

  Balance Sheets                                                        F-61

  Statements of Income                                                  F-62

  Statements of Changes in Stockholders' Equity                         F-63

  Statements of Cash Flows                                              F-64

  Notes to Financial Statements                                     F-65 - 68

                          INDEPENDENT AUDITOR'S REPORT



To The Board of Directors
Nexgen Productions, Inc.

We have audited the accompanying balance sheets of Nexgen Productions, Inc. as of December 31, 2000 and 1999 and the related statements of income, changes in stockholders' equity and cash flows for each of the two years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Nexgen Productions, Inc. as of December 31, 2000 and 1999, and the results of its operations and its cash flows for each of the two years then ended in conformity with generally accepted accounting principles.

January 24, 2001                                     Earl M. Cohen, C.P.A., P.A.
Boca Raton, Florida

                            NEXGEN PRODUCTIONS, INC.
                                 BALANCE SHEETS
                           DECEMBER 31, 2000 AND 1999



                                                     2000              1999
                                                   -------            -------

                                     ASSETS
CURRENT ASSETS
 Cash                                              $   981            $ 5,878
 Accounts receivable                                 5,159              4,654
                                                   -------            -------

         Total Current Assets                        6,140             10,532

FURNITURE, FIXTURES AND EQUIPMENT - NET                 --             21,566
                                                   -------            -------

TOTAL ASSETS                                       $ 6,140            $32,098
                                                   =======            =======


                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
 Current portion of long-term debt                 $    --            $ 2,047
 Accounts payable and accrued expenses               2,382              4,715
                                                   -------            -------

         Total Current Liabilities                   2,382              6,762

LONG-TERM DEBT - LESS CURRENT PORTION                   --              2,030
                                                   -------            -------

         Total Liabilities                           2,382              8,792

COMMITMENT

STOCKHOLDERS' EQUITY                                 3,758             23,306
                                                   -------            -------

TOTAL LIABILITIES AND STOCKHOLDERS'
 EQUITY                                            $ 6,140            $32,098
                                                   =======            =======




                Read accompanying Notes to Financial Statements.

                            NEXGEN PRODUCTIONS, INC.
                              STATEMENTS OF INCOME
                     YEARS ENDED DECEMBER 31, 2000 AND 1999




                                               2000                1999
                                             --------            --------

REVENUES - NET                               $123,909            $141,512
                                             --------            --------

OPERATING EXPENSES
 General and administrative                   112,774             110,671
 Depreciation                                   9,028               7,521
                                             --------            --------

         Total Operating Expenses             121,802             118,192
                                             --------            --------

NET INCOME                                   $  2,107            $ 23,320
                                             ========            ========

INCOME PER SHARE                             $    .02            $    .23
                                             ========            ========

WEIGHTED AVERAGE NUMBER OF
 SHARES OUTSTANDING                           100,000             100,000
                                             ========            ========




                Read accompanying Notes to Financial Statements.

                            NEXGEN PRODUCTIONS, INC.
                  STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
                     YEARS ENDED DECEMBER 31, 2000 AND 1999



                                                     Additional       Retained
                                    Common Stock      Paid-in         Earnings
                                     Par Value        Capital         (Deficit)         Total
                                    ------------      --------        --------         --------
BALANCE - DECEMBER 31, 1998           $    100        $  5,213        $ (2,364)        $  2,949

Distributions to stockholder                --              --          (2,963)          (2,963)

Net income                                  --              --          23,320           23,320
                                      --------        --------        --------         --------

BALANCE - DECEMBER 31, 1999                100           5,213          17,993           23,306

Additional capital contributed              --           2,030              --            2,030

Distributions to stockholder                --              --         (23,685)         (23,685)

Net income                                  --              --           2,107            2,107
                                      --------        --------        --------         --------

BALANCE - DECEMBER 31, 2000           $    100        $  7,243        $ (3,585)        $  3,758
                                      ========        ========        ========         ========



                Read accompanying Notes to Financial Statements.

                            NEXGEN PRODUCTIONS, INC.
                            STATEMENTS OF CASH FLOWS
                     YEARS ENDED DECEMBER 31, 2000 AND 1999



                                                   2000                 1999
                                                 --------             --------
CASH FLOWS FROM OPERATING
 ACTIVITIES:
  Net income                                     $  2,107             $ 23,320
  Adjustments to reconcile net
   income to net cash provided by
   operating activities:
    Depreciation                                    9,028                7,521
    (Increase) decrease in accounts
     receivable                                      (505)               1,769
    Increase (decrease) in
     accounts payable and accrued
     expenses                                      (2,332)               3,480
                                                 --------             --------

NET CASH PROVIDED BY OPERATING
 ACTIVITIES                                         8,298               36,090
                                                 --------             --------

CASH FLOWS FROM INVESTING ACTIVITIES:
 Purchase of furniture, fixtures
  and equipment                                    (3,148)             (20,422)
                                                 --------             --------

CASH FLOWS FROM FINANCING
 ACTIVITIES:
 Repayments on long-term debt                      (2,047)              (1,941)
 Distributions to stockholder                      (8,000)              (2,963)
 Repayments on stockholder loan                        --               (5,022)
                                                 --------             --------

NET CASH USED IN FINANCING ACTIVITIES             (10,047)              (9,926)
                                                 --------             --------

NET INCREASE (DECREASE) IN CASH                    (4,897)               5,742

CASH - BEGINNING                                    5,878                  136
                                                 --------             --------

CASH - ENDING                                    $    981             $  5,878
                                                 ========             ========
SUPPLEMENTAL DISCLOSURES OF CASH FLOW
 INFORMATION:

  Cash paid during the year for:

   Interest                                      $    290             $    519
                                                 ========             ========


SUPPLEMENTAL DISCLOSURES OF NONCASH
 INVESTING AND FINANCING ACTIVITIES:

  Distribution of furniture, fixtures
  and equipment to stockholder                   $ 15,686             $     --
                                                 ========             ========

  Repayment of long-term debt by
  stockholder                                    $  2,030             $     --
                                                 ========             ========





                Read accompanying Notes to Financial Statements.

                            NEXGEN PRODUCTIONS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 AND 1999


NOTE 1.           ORGANIZATION

                  Nexgen Productions, Inc. was incorporated on April 18, 1996 under the laws of the State of Florida. The company provides Internet services to customers such as website development, web hosting and other e-commerce services. The Company's headquarters is in Fort Myers, Florida.

                  On December 21, 2000, effective December 31, 2000, the Company became a wholly-owned subsidiary of a public company in a transaction qualified as a tax-free reorganization.

NOTE 2.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

                  REVENUE RECOGNITION

                  Revenue from web hosting services are recognized when the service is provided and revenue from website development and design services are recognized when completed.

                  FURNITURE, FIXTURES AND EQUIPMENT

                  Furniture, fixtures and equipment are recorded at cost. Expenditures for major betterments and additions are capitalized while replacements, maintenance and repairs which do not improve or extend the life of the respective assets, are expensed.

                  Depreciation is computed using the modified accelerated cost recovery system over estimated useful lives ranging from five to seven years. Although the use of the modified accelerated cost recovery system is not generally accepted accounting principles, the effect on depreciation is immaterial.

                  INCOME TAXES

                  The Company, with the consent of its shareholder, has elected under the Internal Revenue Code to be an S corporation. In lieu of corporation income taxes, the shareholders of an S corporation are taxed on their proportionate share of the Company's taxable income. No

                            NEXGEN PRODUCTIONS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 AND 1999


NOTE 2.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

                  INCOME TAXES (CONTINUED)

                  provision or liability for federal income taxes has been included in these financial statements.

                  On December 21, 2000, the Company's S Corporation status was terminated as a result of becoming a wholly-owned subsidiary of a public corporation (Note 1).

                  INCOME PER SHARE

                  Income per share is computed by dividing net income for the year by the weighted average number of shares outstanding. The weighted average number of shares outstanding for 1999 has been adjusted to reflect the change in the number of issued shares during the year ended December 31, 2000 (Note 6).

                  STATEMENT OF CASH FLOWS

                  For purposes of this statement the Company considers all highly liquid investments with a maturity of three months or less to be cash equivalents.

                  USE OF ESTIMATES

                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

NOTE 3.           ACCOUNTS RECEIVABLE

                  No provision for doubtful accounts has been recorded as management believes all of the accounts are fully collectible.

                            NEXGEN PRODUCTIONS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 AND 1999


NOTE 4.           FURNITURE, FIXTURES AND EQUIPMENT

                  Furniture, fixtures and equipment as of December 31, 2000 and 1999 are as follows:

                                                   2000             1999
                                                   -----          -------

                     Furniture and fixtures        $  --         $    565
                     Computer equipment               --           31,159
                                                   -----         --------
                                                      --           31,724
                     Accumulated Depreciation         --          (10,158)
                                                   -----         --------

                           Total                   $  --         $ 21,566
                                                   =====         ========


                  Depreciation expense for the years ended December 31, 2000 and 1999 was $9,028 and $7,521, respectively.

NOTE 5.           LONG-TERM DEBT

                  Long-term debt as of December 31, 2000 and 1999 consisted of the following:

                                                         2000          1999
                                                       -------        ------
                    Note payable, repayable in
                    monthly installments of $212
                    including interest at 10% per
                    annum due September, 2001. The
                    note is collateralized by a
                    security interest in the stock
                    of the Company and a personal
                    guarantee of the stockholder.      $    --       $ 4,077

                    Current portion                         --        (2,047)
                                                       -------        ------

                    TOTAL                              $    --       $ 2,030
                                                       =======       =======


                  In November 2000, the note was paid by the stockholder.

                            NEXGEN PRODUCTIONS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 AND 1999


NOTE 6.           CAPITAL STOCK

                  The Company had originally authorized 100 common shares with a par value of $1.00 per share. In October 2000, the the number of authorized common shares were increased to 100,000 and the par value of the common shares were decreased to $.001.

NOTE 7.           COMMITMENT

                  In consideration for sharing general and administrative services and office facilities, the Company pays a fee equal to 50% of its web hosting revenues and 20% of its web design revenues to an unrelated company. During the year ended December 31, 2000 and 1999, total fees incurred were $28,149 and $28,042, respectively.

                              GREENHOLD GROUP, INC.
                    Pro Forma Supplemental Condensed Combined
                              Financial Statements
                                   (Unaudited)


Introduction to Pro Forma Supplemental Condensed
Combined Financial Statements                                              PF-2

Pro Forma Condensed Combined Balance Sheet
At December 31, 2000                                                       PF-3

Pro Forma Condensed Combined Statement of Operations for the Year Ended
December 31, 2000                                                          PF-5

Notes to Pro Forma Condensed Combined Financial Statements for the Year
Ended December 31, 2000                                                    PF-6

Item 7 Part (b)


The unaudited proforma condensed combined balance sheet as of December 31, 2000 and the unaudited proforma condensed combined statements of operations for the year then ended assumes the acquisitions occurred on January 1, 2000. The proforma information is based upon the historical financial statements of the companies presented. The proforma condensed financial statements are not necessarily indicative of the financial position or results of operations of the Company that would have actually occurred had the acquisition been in effect as of the date or for the periods presented. The proforma financial information should be read in conjunction with the Company's historical financial statements, including notes thereto, which are incorporated herein by reference.

On December 21, 2000, effective December 31, 2000, the Company acquired all the outstanding common shares of W5h, Inc., a development stage company with a year ending December 31. For accounting purposes, the acquisition has been treated as a public shell merger. W5h, Inc. is deemed to have issued common stock for the net monetary assets of Greenhold Group, Inc. (the public shell) followed by a recapitalization of W5h, Inc. In addition, as a result of the recapitalization, the fiscal year end changes from January 31 to December 31. The other acquisitions have been recorded using the purchase method of accounting under generally accepted accounting principles.

                              GREENHOLD GROUP, INC.
                   PRO FORMA CONDENSED COMBINED BALANCE SHEET
                             AS OF DECEMBER 31, 2000
                                   (UNAUDITED)



                                                        Naples
                          Green-              On Line   & Port     Nexgen    On Line
                           hold               Services Charlotte   Produc-   Services       DNT
                          Group,              of Miami    Pop      tions,     U.S.A.,      (Tech)          Pro Forma    Pro Forma
                           Inc.    W5H, Inc.    Inc.      Inc.       Inc.       Inc.         Inc.         Adjustments    Combined
                         -------   --------   -------- ---------   -------   ---------     --------       -----------   ----------
ASSETS

CURRENT ASSETS
  Cash                   $15,108   $ 36,818   $ 5,732    $    3    $  981     $  4,282     $   (765)              --    $   62,159
  Accounts receivable        300         --        --        --     5,159       15,712           --               --        21,171
  Deposit                     --     10,000        --       100        --           --           --               --        10,100
  Due from related
    parties                   --    114,100    10,000        --        --       15,600           -- (c)     (139,700)            0
  Other current assets        --         --        --        --        --       15,253           --               --        15,253
                         -------   --------   -------    ------    ------     --------     --------       ----------    ----------
      Total Current
       Assets             15,408    160,918    15,732       103     6,140       50,847         (765)        (139,700)      108,683
                         -------   --------   -------    ------    ------     --------     --------       ----------    ----------

PROPERTY & EQUIPMENT -
  NET                         --      4,943        --     6,749        --       57,397       70,480 (a)       69,805       195,413
                                                                                                    (b)      (13,961)
                         -------   --------   -------    ------    ------     --------     --------       ----------     ---------
OTHER ASSETS
  SUBSCRIBER LISTS            --         --        --        --        --           --           -- (a)    2,294,485     1,529,656
                                                                                                    (b)     (764,829)
  GOODWILL                    --         --        --        --        --           --           -- (a)      201,694       134,463
                                                                                                    (b)      (67,231)
                         -------   --------   -------    ------    ------     --------     --------       ----------    ----------
      Total Other
        Assets                 0          0         0         0         0            0            0        1,664,119     1,664,119
                         -------   --------   -------    ------    ------     --------     --------       ----------    ----------

TOTAL ASSETS             $15,408   $165,861   $15,732    $6,852    $6,140     $108,244     $ 69,715       $1,580,263    $1,968,215
                         =======   ========   =======    ======    ======     ========     ========       ==========    ==========



                              GREENHOLD GROUP, INC.
                   PRO FORMA CONDENSED COMBINED BALANCE SHEET
                             AS OF DECEMBER 31, 2000
                                   (UNAUDITED)



                                                        Naples
                          Green-              On Line   & Port     Nexgen    On Line
                           hold               Services Charlotte   Produc-   Services       DNT
                          Group,             of Miami,    Pop,     tions,     U.S.A.,      (Tech)          Pro Forma    Pro Forma
                           Inc.    W5H, Inc.    Inc.      Inc.       Inc.       Inc.         Inc.         Adjustments    Combined
                         -------   --------   -------- ---------   -------   ---------     --------       -----------   ----------
LIABILITIES &
STOCKHOLDERS'
EQUITY


CURRENT LIABILITIES
  Accounts payable       $ 5,865   $  6,128   $   250   $    15    $2,382     $ 71,729     $     --       $       --    $   86,369
  Deferred revenue            --         --     1,720     5,775        --       25,077           --               --        32,572
  Note payable                --         --        --        --        --           --           -- (a)      100,000       100,000
  Loan payable -
   officer                    --    100,000        --        --        --       12,150           --               --       112,150
  Due to related
   parties                10,000         --   100,100    15,600        --       14,000           -- (c)     (139,700)            0
                         -------   --------   -------    ------    ------     --------     --------       ----------    ----------
      Total Current
       Liabilities        15,865    106,128   102,070    21,390     2,382      122,956           --          (39,700)      331,091
                         -------   --------   -------    ------    ------     --------     --------       ----------    ----------

MINORITY INTEREST             --         --        --        --        --           --           -- (a)       19,520        19,520
                         -------   --------   -------    ------    ------     --------     --------       ----------    ----------
STOCKHOLDERS' EQUITY
  Common stock             3,320      4,963       200       500       100       10,000           -- (a)       (7,560)        8,545
                                                                                                    (d)       (2,978)
  Additional paid-in
    capital                8,639    478,913    26,800    31,500     7,243      218,466       69,715 (a)    2,217,262     3,061,516
                                                                                                    (d)        2,978
  Retained earnings      (12,416)  (424,143) (113,338)  (46,538)   (3,585)    (243,178)          -- (a)      236,762    (1,452,457)
                                                                                                    (b)     (846,021)
                         -------   --------   -------    ------    ------     --------     --------       ----------    ----------
      Total
       Stockholders'
       Equity               (457)    59,733   (86,338)  (14,538)    3,758      (14,712)      69,715        1,600,443     1,617,604
                         -------   --------   -------    ------    ------     --------     --------       ----------    ----------

TOTAL LIABILITIES &
STOCKHOLDERS' EQUITY     $15,408   $165,861   $15,732    $6,852    $6,140     $108,244      $69,715       $1,580,263    $1,968,215
                         =======   ========   =======    ======    ======     ========     ========       ==========    ==========


                              GREENHOLD GROUP, INC.
              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2000
                                   (UNAUDITED)



                                                        Naples
                          Green-              On Line   & Port     Nexgen    On Line
                           hold               Services Charlotte   Produc-   Services       DNT
                          Group,              of Miami,   Pop,     tions,     U.S.A.,      (Tech)          Pro Forma    Pro Forma
                           Inc.    W5H, Inc.    Inc.      Inc.       Inc.       Inc.         Inc.         Adjustments    Combined
                        --------  --------- ---------  --------    ------     --------     --------       ----------   -----------
REVENUES - NET                --         --   $30,916   $57,677   $123,909    $499,948           -- (e)   $  (78,544)  $   633,906

COST OF REVENUES              --         --     7,961    38,710         --     160,883           --               --       207,554
                        --------  --------- ---------  --------    -------    --------     --------       ----------   -----------

GROSS PROFIT                  --         --    22,955    18,967    123,909     339,065           --          (78,544)      426,352
                        --------  --------- ---------  --------    -------    --------     --------       ----------   -----------
EXPENSES
  General &
    administrative        12,416    423,872   128,165    48,809    112,774     330,484           -- (e)      (78,544)      977,976
  Depreciation &
    amortization              --        271        --     4,499      9,028      16,586           -- (a)      846,021       876,405
  Interest expense            --         --        --        --         --         743           --               --           743
                        --------  --------- ---------  --------    -------    --------     --------       ----------   -----------
      Total Expenses      12,416    424,143   128,165    53,308    121,802     347,813           --          767,477     1,855,124
                        --------  --------- ---------  --------    -------    --------     --------       ----------   -----------

NET INCOME (LOSS)       $(12,416) $(424,143)$(105,210) $(34,341)   $ 2,107    $ (8,748)          --       $ (846,021)  $(1,428,772)
                        ========  ========= =========  ========    =======    ========     ========       ==========   ===========

LOSS PER SHARE                                                                                                         $     (0.17)
                                                                                                                       ===========
WEIGHTED AVERAGE
 COMMON SHARES
 OUTSTANDING                                                                                                             8,525,000
                                                                                                                       ===========


                              GREENHOLD GROUP, INC.
           NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
                                   (UNAUDITED)
                                DECEMBER 31, 2000




(a) Adjustments to reflect acquisitions as if they had occurred on January 1, 2000. The excess of the purchase price over the fair value of net assets acquired were allocated as follows:

                           Asset                                  Amount
                           -----                                ----------

                  Subscriber lists                              $2,294,485
                  Computer and office equipment                     69,805
                  Goodwill                                         201,694
                                                                ----------

                                                                $2,565,984
                                                                ==========

    Subscriber lists and goodwill are being amortized over three years using the straight-line method. Computer and office equipment are being depreciated over five years using the straight-line method.

(b) Adjustments to reflect amortization and depreciation on the excess of the purchase price over the fair value of net assets acquired (see (a) above).

                                                                    Amount
                                                                   --------

                  Amortization of subscriber lists                 $764,829
                  Amortization of goodwill                           67,231
                  Depreciation of computer and
                    office equipment                                 13,961
                                                                   --------

                                                                   $846,021
                                                                   ========

(c) Adjustments to eliminate intercompany accounts.

(d) Adjustment to common stock as a result of public shell merger and deemed recapitalization.

(e) Adjustments to eliminate intercompany charges for marketing, technical and general and administrative expenses.